UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2025
Sunrise Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-41971	93-3168928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-530-3315
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On January 21, 2025, Sunrise Realty Trust, Inc. (the “Company”) issued a press release announcing the launch of its underwritten public offering of 5,500,000 shares of its common stock, subject to market and other conditions (the “Offering”). A copy of the launch press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.
The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act’) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Special Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and the Company intends such statements to be covered by the safe harbor provisions contained therein. Words such as “believe,” “anticipate,” “expect,” “estimate,” “intends,” “project,” “could,” “would,” “will,” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements include these words. All statements other than statements of historical or current fact included in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements include statements concerning the conduct of the Offering and the size and terms of the Offering. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including, without limitation, risks and uncertainties related to market conditions, that the size of the Offering could change or the Offering could be terminated, and the satisfaction of customary closing conditions related to the Offering. Actual results could differ significantly from the results discussed or implied in the forward-looking statements due to a number of factors, including, but not limited to, risks set forth in the section entitled “Risk Factors” and elsewhere in the registration statement and the Company’s periodic and current reports filed with the SEC. The forward-looking statements included in this Current Report on Form 8-K should not be unduly relied upon, represent the Company’s views only as of the date of this Current Report on Form 8-K and do not represent the Company’s views as of any subsequent date. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law.
Item 8.01 Other Events.
On January 21, 2025, the Company filed a registration statement on Form S-11 in connection with its Public Offering, which includes updated information about the Company. The updated information, filed hereto as Exhibit 99.2 and incorporated herein by reference, supplements, and should be read together with, the information provided in the Company’s previous periodic filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 21, 2025, announcing the proposed public offering.

99.2	Company Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

Date: January 21, 2025	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer
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